Intangible assets and goodwill	12 Months Ended
Dec. 31, 2016
Intangible assets and goodwill
In-process research and development and goodwill

4. Intangible assets and goodwill

The gross carrying amount of in‑process research and development, acquired developed product rights and goodwill is as follows (in thousands):

	As of December 31, 2016
	Beginning of Period	Additions	Impairment	End of Period
IPR&D	$36,551	$—	$(15,828)	$20,723
Acquired product rights	—	40,177	—	40,177
Goodwill	7,256	—	—	7,256
Total	$43,807	$40,177	$(15,828)	$68,156

	As of December 31, 2015
	Beginning of Period	Additions	Impairment	End of Period
IPR&D	$5,228	$31,323	$—	$36,551
Acquired product rights	—	—	—	—
Goodwill	2,200	5,056	—	7,256
Total	$7,428	$36,379	$—	$43,807

Goodwill and in‑process research and development as of December 31, 2016 and 2015 resulted from our acquisition of BioPancreate and our 2015 acquisition of veldoreotide (formerly called COR-005) from Aspireo Pharmaceuticals, Ltd. (see Note 8).  In‑process research and development is initially measured at its fair value and is not amortized until commercialization. Once commercialization occurs, in‑process research and development will be amortized over its estimated useful life.  We recorded $5.2 million of impairment relating to our BioPancreate IPR&D (See note 8) and $10.6 million impairment for our veldoreotide IPR&D during the year ended December 31, 2016. The significant inputs to the fair value measurement were future revenues expected to be generated, estimated costs to manufacture and appropriate risk adjusted discount rate. The impairment of veldoreotide is due to increased costs estimated and longer time lines related to the development process; resulting in a decrease in the valuation of our intangible asset.

Our finite lived intangible asset consist of acquired developed product rights obtained from the asset acquisition of Keveyis® (dichlorphenamide) from a subsidiary of Taro Pharmaceutical Industries Ltd. (“Taro”).  Keveyis is approved in the U.S. to treat hyperkalemic, hypokalemic and related variants of primary periodic paralysis, a group of rare hereditary disorders that cause episodes of muscle weakness or paralysis.  Keveyis has received orphan drug exclusivity status in the U.S through August 7, 2022. In connection with the Asset Purchase and Supply Agreement we entered into with Taro Pharmaceutical Industries Ltd, we have paid Taro an upfront payment in two installments of $1 million in December 2016 and $7.5 million in March 2017.  We have concluded that the supply price payable by us exceeds fair value and, therefore, have used a discounted cash flow method with a probability assumption to value the payments in excess of fair value at $29.3 million, for which we have recorded an intangible asset and corresponding liability. This liability will be amortized as we purchase inventory over the term of the agreement.  In addition, we incurred transaction costs of $2.4 million resulting in the recording of an Intangible Asset of $40.2 million. This asset will be amortized  as units are sold over an estimated 8 year period.